EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS


Case Name:     MRS Technology, Inc.
Case Number:   98-44938-JFQ

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING NOVEMBER,1998

Comes Now, MRS Technology, Inc.

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing November 1, 1998 and ending Novemmber 30, 1998 as shown by the report and exhibits consisting of 17 pages and containing the following, as indicated:

     (X)      Monthly Reporting Questionnaire (Attachment 1)

     (X)      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

     (X)      Summary of Accounts Receivable (Form OPR-3)

     (X)      Schedule of Post-petition Liabilities (Form OPR-4)

     (X)      Income Statement (Form OPR-5)

     (X)      Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: December 15, 1998    DEBTOR(S)-IN-POSSESSION

                          /s/ Patricia F.  DiIanni

                          Name & Title: Patricia F.  DiIanni
                                        Vice President and Chief
                                        Financial Officer
                          Address: MRS Technology, Inc.
                                   231 Sutton Street, Unit 1D
                                   No.  Anodver, MA 01845

                          Telephone No.: (978) 682-4000

ATTACHMENT 1

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

Case Name:     MRS Technology, Inc.
Case Number:   98-44938-JFQ

MONTH OF: November 1998

1. Payroll: State the amount of all executive wages paid and taxes withheld and paid.

    Name and Title          Wages Paid         Taxes Withheld
    Of Executive          Gross      Net       Due       Paid
C.P. Herrmann, CEO     $14,615.40  $12,093.60   Weekly   Weekly
                                                Before   Before
P.F. DiIanni, CFO      $ 7,692.32  $ 5,507.72   Payday   Payday

E.  DaSilviera, VP     $ 8,076.92  $ 5,898.97   Via ADP  Via ADP


TOTAL EXECUTIVE PAYROLL:           $30,384.64

2. Insurance: Is workers' compensation and other insurance in effect? Yes. Are payments current? Yes. If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                           Date
         Carrier   Coverage        Expiration  Premium   Coverage
Type      Name     Amount  Policy #   Date     Amounts   Pd Thru

Homeowners

Rental Property

Liability

Vehicle

Workers
Compensation

Other

CHAPTER 11                                           ATTACHMENT 1
MONTHLY OPERATING REPORT                                 (Page 2)
DETAILED LISTING OF DISBURSEMENTS

CASE NAME:    MRS Technology, Inc.
CASE NUMBER:  98-44938-JFQ
MONTH OF:     Novmeber 1998

3.  Bank Accounts                 Account Type
                 Operating   *MRSA    Payroll    Other     Total
Bank Name        Fleet       Japan   BankBoston Petty
                                                 Cash

Account Number   94088-55556 N/A     896-60243 N/A

BEGINNING BOOK   $228,395    $15,624 $ 32,609   $1,859  $278,487
     BALANCE

PLUS:
  Deposits        185,066     39,991        0      944   226,001

LESS:
  Disbursements  (117,992)    (6,590) (91,224)    (865) (216,671)

Other:
Transfers
  In (Out)        (95,000)         0   95,000        0         0

Foreign Exchange
  Impact                        (884)                       (884)

ENDING BOOK
     BALANCE     $200,469    $48,141 $ 36,385   $1,938  $286,933

* MRS Asia is located in Japan and has one service employee.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).

    Payments To/On               Amount     Date     Check #
    Professionals (attorneys,    None
    Accountants, etc.):

    Pre-petition Debts:          None

COMPARATIVE BALANCE SHEETS                             FORM OPR-1
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                           FILING
                                            DATE       MONTH

ASSETS                                     7/1/98       July
CURRENT ASSETS

Cash                                     $  129,041   $  212,290
Other negotiable instruments (i.e.
   CD's, Treasury Bills, Etc.)                    0            0
Accounts Receivable, Net (OPR-3)            201,899      412,005
Less allowance for doubtful accounts        (21,045)     (21,045)
Inventory, at cost                        5,575,890    5,443,375
Prepaid expenses and deposits               132,884      131,300
Investments                                       0            0
Other: Uninvoiced Ship.                     135,374       82,960

TOTAL CURRENT ASSETS                     $6,154,043   $6,260,885

PROPERTY, PLANT AND EQUIPMENT, AT COST    3,906,242    3,906,242

Less Accumulated Depreciation            (3,775,570)  (3,794,569)

NET PROPERTY, PLANT AND EQUIPMENT           130,672      111,673

+ OTHER ASSETS                               29,339       29,091

TOTAL ASSETS                             $6,314,054   $6,401,648

+Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

COMPARATIVE BALANCE SHEETS                             FORM OPR-1
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                            MONTH      MONTH

ASSETS                                     August     September
CURRENT ASSETS

Cash                                     $  321,509   $  183,089
Other negotiable instruments (i.e.
   CD's, Treasury Bills, Etc.)                    0            0
Accounts Receivable, Net (OPR-3)            266,224      255,532
Less allowance for doubtful accounts       (21,045)      (21,045)
Inventory, at cost                        5,411,849    5,337,618
Prepaid expenses and deposits               130,245       80,179
Investments                                       0            0
Other: Uninvoiced Ship.                      82,960       82,960

TOTAL CURRENT ASSETS                     $6,191,742    5,918,334

PROPERTY, PLANT AND EQUIPMENT, AT COST    3,906,242    3,891,499

Less Accumulated Depreciation           (3,809,060)   (3,823,244)

NET PROPERTY, PLANT AND EQUIPMENT            97,182       68,255

+ OTHER ASSETS                               28,946       27,493

TOTAL ASSETS                             $6,317,870   $6,014,081

+Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

COMPARATIVE BALANCE SHEETS                             FORM OPR-1
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                            MONTH     MONTH

ASSETS                                     October    November
CURRENT ASSETS

Cash                                     $  278,488   $  286,933
Other negotiable instruments (i.e.                0            0
   CD's, Treasury Bills, Etc.)
Accounts Receivable, Net (OPR-3)            232,293      160,931
Less allowance for doubtful accounts        (21,045)     (21,045)
Inventory, at cost                        5,313,110    5,267,447
Prepaid expenses and deposits                78,045       59,883
Investments                                       0            0
Other: Uninvoiced Ship.                      82,960            0

TOTAL CURRENT ASSETS                     $5,963,851   $5,754,149

PROPERTY, PLANT AND EQUIPMENT, AT COST    3,891,499       17,264

Less Accumulated Depreciation            (3,885,365)     (11,610)

NET PROPERTY, PLANT AND EQUIPMENT             6,134        5,654

+ OTHER ASSETS                               27,380       58,720

TOTAL ASSETS                             $5,997,365   $5,818,523

+Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

COMPARATIVE BALANCE SHEETS                             FORM OPR-2
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                         TOTAL         MONTH

LIABILITIES                              7/1/98         July
POST PETITION LIABILITIES                       0        98,018

     Priority Debt/Secured &
       Employee Expenses *            $ 1,040,051   $ 1,070,538
     Unsecured Debt                     2,217,507     2,315,871

       TOTAL PRE PETITION LIABILITIES   3,257,558     3,386,409

       TOTAL LIABILITIES                3,257,558     3,484,427

SHAREHOLDER'S EQUITY (DEFICIT)

  Preferred Stock                               0             0
  Common Stock                             68,586        68,586
  Paid-In Capital                      36,511,205    36,511,205
  Retained Earnings
    Through Filing Date               (33,523,295)  (33,523,295)
    Post Filing Date                            0      (130,874)

TOTAL SHAREHOLDERS' EQUITY            $ 3,056,496   $ 2,925,622

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY               $ 6,314,054   $ 6,410,049


* Includes accrued interest and expenses.

COMPARATIVE BALANCE SHEETS                             FORM OPR-2
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                         MONTH         MONTH

LIABILITIES                              August       September
POST PETITION LIABILITIES             $    97,475   $   144,022

     Priority Debt/Secured &
       Employee Expenses *            $ 1,114,668     1,126,257
     Unsecured Debt                     2,343,878     2,167,668

       TOTAL PRE PETITION LIABILITIES   3,458,546     3,293,925

       TOTAL LIABILITIES                3,556,021     3,437,947

SHAREHOLDER'S EQUITY (DEFICIT)

  Preferred Stock                               0             0
  Common Stock                             68,585        68,588
  Paid-In Capital                      36,511,205    36,511,202
  Retained Earnings
    Through Filing Date              (33,523,295)   (33,523,295)
    Post Filing Date                    (294,646)      (480,361)

TOTAL SHAREHOLDERS' EQUITY            $ 2,761,849     2,576,134

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY               $ 6,317,870     6,014,081


* Includes accrued interest and expenses.

COMPARATIVE BALANCE SHEETS                             FORM OPR-2
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                         MONTH         MONTH
LIABILITIES                             October       November

POST PETITION LIABILITIES             $   192,354   $   129,138

     Priority Debt/Secured &
       Employee Expenses *            $ 1,140,333     1,150,089
     Unsecured Debt                     2,129,703     2,184,927

       TOTAL PRE PETITION LIABILITIES   3,270,036     3,335,016

       TOTAL LIABILITIES                3,462,390     3,464,154

SHAREHOLDER'S EQUITY (DEFICIT)

  Preferred Stock                               0             0
  Common Stock                             68,588        68,588
  Paid-In Capital                      36,511,202    36,511,202
  Retained Earnings
    Through Filing Date               (33,523,295)  (33,523,295)
    Post Filing Date                     (521,520)     (702,126)

TOTAL SHAREHOLDERS' EQUITY            $ 2,534,975     2,354,369

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY               $ 5,997,365   $ 5,818,523


* Includes accrued interest and expenses.

SUMMARY OF ACCOUNTS RECEIVABLE
                                                       FORM OPR-3
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                               0-30     31-60    61-90     OVER
                     TOTAl     DAYS     DAYS     DAYS     90 DAYS

DATE OF FILING:
     7/1/98         $201,899   $146,526 $31,187  $ 5,779  $18,407
 Allowance for
 doubtful accounts -
  General            (21,045)  (    )   (    )   (    )    (    )

MONTH: July 1998    $412,005   $333,558 $55,532  $ 9,371  $13,544
 Allowance for
 doubtful accounts -
  General            (21,045)  (    )   (    )   (    )    (    )

MONTH: August 1998  $266,224   $128,918 $49,620  $67,842  $19,844
 Allowance for
 doubtful accounts   (21,045)  (    )   (    )   (    )    (    )

MONTH: September 98 $255,532   $120,380 $55,319  $ 5,500  $74,333
 Allowance for
 doubtful accounts

MONTH: October 1998 $232,293   $115,773 $42,387  $     0 $74,133
 Allowance for
 doubtful accounts   (21,045)   (    )   (    )   (    )    (    )

MONTH:November 1998 $160,931   $ 49,257 $37,521  $     0 $74,153
 Allowance for
 doubtful accounts   (21,045)     (    )   (    )   (    )    (    )

MONTH:
 Allowance for
 doubtful accounts  (    )     (    )   (    )   (    )    (    )


SCHEDULE OF POST PETITION LIABILITIES
                                                       FORM OPR-4
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-0JFQ

                                    DATE         DATE     TOTAL
                                  INCURRED       DUE       DUE
TAXES PAYABLE

 Federal Income Taxes                                         0
 FICA-Employer's Share                                        0
 FICA-Employer's Share                                        0
 Unemployment Tax                                             0
 State Income Tax                                             0
 State Sales & Use Tax                                        0
 State       Tax                                              0
 Personal Property Tax                                        0

    TOTAL TAXES PAYABLE                                       0

POSTPETITION SECURED DEBT                             1,150,089
POSTPETITION UNSECURED DEBT              0                    0
ACCRUED INTEREST PAYABLE                 0                    0

TRADE ACCOUNTS PAYABLE & OTHER:
(List Separately*)

See attached sheet                                     $129,138


Totals                                                 $129,138
 *Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on OPR-2 of this report.

SCHEDULE OF POST PETITION LIABILITIES
                                                       FORM OPR-4
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                0-30     31-60    11-90    OVER
                                DAYS     DAYS     DAYS    90 DAYS
TAXES PAYABLE

 Federal Income Taxes
 FICA-Employer's Share
 FICA-Employer's Share
 Unemployment Tax
 State Income Tax
 State Sales & Use Tax
 State       Tax
 Personal Property Tax

    TOTAL TAXES PAYABLE

POSTPETITION SECURED DEBT
POSTPETITION UNSECURED DEBT
ACCRUED INTEREST PAYABLE

TRADE ACCOUNTS PAYABLE & OTHER:
(List Separately*)





Totals
 *Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on OPR-2 of this report.

Schedule of Post Petition Liabilities - Form 4
Trade Accounts Payable & Other

Date       Amount           Vendor
10/20/98   $     77.73      Allied Electric
10/22/98         73.00      Alpine Precision
10/29/98         73.00      Alpine Precision
11/10/98         26.80      Bell Atlantic Mobile
10/19/98        874.94      First National Bank of Boston

11/12/98        744.80      First National Bank of Boston
11/18/98        121.99      Cable & Wireless
11/13/98        100.00      Chelmsford Water Dept
 9/21/98     22,726.10      Cohn & Kelakos
11/21/98        608.37      DFS Acceptance
10/26/98         46.22      Gilway Tech Lamp
11/09/98        157.38      HBS&R Client Trust
 8/08/98        162.23      Investor Communications
11/03/98        398.32      Merrimac Tool
11/16/98        148.57      Merrimac Tool
11/03/98        132.54      Merrimac Tool
10/22/98         97.51      Newark Electronics
11/17/98        640.30      Optical Assoc.
11/06/98        123.00      Powell Elec
11/06/98         39.50      Powell Elec
11/12/98        139.80      P&J Precision Machine
 9/27/98        702.29      RIA Group
11/24/98        539.58      Reliance Standard
11/24/98        175.00      Wall Street Journal

                            ACCRUALS:
11/30/98     14,209.00      Vacation
11/30/98     66,000.00      Legal
11/30/98     20,000.00      Audit


           $129,137.97

INCOME STATEMENT
                                                       FORM OPR-5
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                              MONTH         MONTH
                                              July          August
NET REVENUE (INCOME)                          $ 341,679     $ 130,808

COST OF GOODS SOLD

  Materials                                     107,334        33,483
  Labor-Direct                                   53,386        54,125
  Manufacturing Overhead                        109,768        57,663

    TOTAL COST OF GOODS SOLD LIABILITIES        270,488       145,271

  GROSS PROFIT                                   71,191       (14,463)

Selling and Marketing                            17,465           266
General and Administrative                      155,931       108,753
Other:Research & Development                     16,110         1,967
      Other (Income)/Expense                     (8,224)       (4,639)
    TOTAL OPERATING EXPENSES                    181,282       106,347

INCOME BEFORE INTEREST, DEPRECIATION,
 TAXES, OR EXTRAORDINARY EXPENSES              (110,091)     (120,810)

INTEREST EXPENSE                                 10,182        20,070
DEPRECIATION                                     19,000        14,492
INCOME TAX EXPENSE (BENEFIT)                          0             0
EXTRAORDINARY INCOME (EXPENSE)*                       0             0

  NET INCOME (LOSS)                            (139,273)     (155,372)
*Requires Footnote

INCOME STATEMENT
                                                       FORM OPR-5
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                              MONTH        MONTH
                                              September    October
NET REVENUE (INCOME)                          $ 131,101   $140,656

COST OF GOODS SOLD

  Materials                                       6,944      2,586
  Labor-Direct                                   62,351     53,224
  Manufacturing Overhead                        188,710    141,697

    TOTAL COST OF GOODS SOLD LIABILITIES        258,005    197,507

  GROSS PROFIT                                 (126,904)   (56,851)

Selling and Marketing                            (5,472)         0
General and Administrative                      119,766     77,415
Other:Research & Development                     57,905     44,509
      Other (Income)/Expense                   (136,142)  (137,615)
    TOTAL OPERATING EXPENSES                     36,057    (15,691)

INCOME BEFORE INTEREST, DEPRECIATION,
 TAXES, OR EXTRAORDINARY EXPENSES              (162,961)   (41,160)

INTEREST EXPENSE                                 10,012          0
DEPRECIATION                                     12,743          0
INCOME TAX EXPENSE (BENEFIT)                          0          0
EXTRAORDINARY INCOME (EXPENSE)*                       0          0

  NET INCOME (LOSS)                            (185,716)   (41,160)
*Requires Footnote

INCOME STATEMENT
                                                       FORM OPR-5
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                               MONTH       FILING TO
                                              November      DATE
NET REVENUE (INCOME)                          $ 49,277    $ 793,521

COST OF GOODS SOLD

  Materials                                      6,999      157,346
  Labor-Direct                                  46,986      270,072
  Manufacturing Overhead                        50,272      548,110

    TOTAL COST OF GOODS SOLD LIABILITIES       104,257      975,528

  GROSS PROFIT                                 (54,980)    (182,007)

Selling and Marketing                                0       12,259
General and Administrative                      59,769      521,634
Other:Research & Development                    57,108      177,599
      Other (Income)/Expense                         0     (286,620)
    TOTAL OPERATING EXPENSES                   116,877      424,872

INCOME BEFORE INTEREST, DEPRECIATION,
 TAXES, OR EXTRAORDINARY EXPENSES             (171,857)    (606,879)

INTEREST EXPENSE                                 8,749       49,013
DEPRECIATION                                         0       46,235
INCOME TAX EXPENSE (BENEFIT)                         0            0
EXTRAORDINARY INCOME (EXPENSE)*                      0            0

  NET INCOME (LOSS)                           (180,606)    (702,127)
*Requires Footnote

STATEMENT OF SOURCES AND USES OF CASH
                                                       FORM OPR-6
                                                         REV 7/92
Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                                        MONTH
                                                         JULY
SOURCES OF CASH
 Income (Loss) From Operations                         (139,273)
 Add: Depreciation, Amortization &
      Other Non-Cash                                     19,000
CASH GENERATEED FROM OPERATIONS                        (120,273)
 Add: Decrease in Assets:
   Accounts Receivable                                        0
  Inventory                                             132,515
   Prepaid Expenses & Deposits                            1,584
   Property, Plant & Equipment                                0
   Other- Uninvoiced Shipments & Other                   52,662
 Increase in Liabilities
   Pre-Petition Liabilities                             128,851
   Post Petition Liabilities                             98,018
 TOTAL SOURCES OF CASH (A)                             $293,357

USES OF CASH
 Increase in Assets:
   Accounts Receivable                                 $210,105
  Inventory
   Prepaid Expenses & Deposts                                 0
   Property, Plant & Equipment                                0
   Other                                                      0

 Decrease in Liabilities
   Pre-Petition Liabilities                                   0
   Post Petition Liabilities                                  0
TOTAL USES OF CASH (B)                                  210,105
NET SOURCE (USE) OF CASH (A-B=NET)                       83,252
CASH - BEGINNING BALANCE (See OPR-1)                    129,041
CASH - ENDING BALANCE (See OPR-1)                       212,290

STATEMENT OF SOURCES AND USES OF CASH
                                                       FORM OPR-6
                                                         REV 7/92
Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                              MONTH        MONTH
                                              August      September
SOURCES OF CASH
 Income (Loss) From Operations               (155,372)    $(185,716)
 Add: Depreciation, Amortization &
      Other Non-Cash                           14,492        28,927
CASH GENERATEED FROM OPERATIONS              (140,880)     (156,789)
 Add: Decrease in Assets:
   Accounts Receivable                        145,781        10.691
  Inventory                                    31,526        74,100
   Prepaid Expenses & Deposits                  1,055        50,066
   Property, Plant & Equipment                      0             0
   Other- Uninvoiced Shipments & Other            145         1,453
 Increase in Liabilities
   Pre-Petition Liabilities                    72,137             0
   Post Petition Liabilities                        0        46,547
 TOTAL SOURCES OF CASH (A)                   $109,764        26,068

USES OF CASH
 Increase in Assets:
   Accounts Receivable                       $      0             0
  Inventory
   Prepaid Expenses & Deposts
   Property, Plant & Equipment                      0             0
   Other                                            0             0

 Decrease in Liabilities
   Pre-Petition Liabilities                         0      (164,621)
   Post Petition Liabilities                     (543)            0
TOTAL USES OF CASH (B)                           (543)     (164,621)
NET SOURCE (USE) OF CASH (A-B=NET)            109,221      (138,553)
CASH - BEGINNING BALANCE (See OPR-1)          212,290       321,509
CASH - ENDING BALANCE (See OPR-1)             321,509       183,089


STATEMENT OF SOURCES AND USES OF CASH
                                                       FORM OPR-6
                                                         REV 7/92
Case Name:   MRS Technology, Inc.      Month Ended: November 1998
Case Number: 98-44938-JFQ

                                              MONTH        MONTH
                                             October      November

SOURCES OF CASH
 Income (Loss) From Operations               $(41,160)    $(180,606)
 Add: Depreciation, Amortization &
      Other Non-Cash                           62,121           480
CASH GENERATEED FROM OPERATIONS                20,961      (180,126)
 Add: Decrease in Assets:
   Accounts Receivable                         23,239        71,362
  Inventory                                    24,508        45,663
   Prepaid Expenses & Deposits                  2,134        18,162
   Property, Plant & Equipment                      0             0
   Other- Uninvoiced Shipments & Other            113        82,960
 Increase in Liabilities
   Pre-Petition Liabilities                         0             0
   Post Petition Liabilities                   48,332        64,980
 TOTAL SOURCES OF CASH (A)                   $119,287       103,001

USES OF CASH
 Increase in Assets:
   Accounts Receivable                       $      0             0
  Inventory                                         0             0
   Prepaid Expenses & Deposts                       0             0
   Property, Plant & Equipment                      0             0
   Other                                            0       (31,340)

 Decrease in Liabilities
   Pre-Petition Liabilities                   (23,889)      (63,216)
   Post Petition Liabilities                        0             0
TOTAL USES OF CASH (B)                        (23,889)      (94,556)
NET SOURCE (USE) OF CASH (A-B=NET)             95,398         8,445
CASH - BEGINNING BALANCE (See OPR-1)          183,089       278,487
CASH - ENDING BALANCE (See OPR-1)             278,487       286,932